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                                                                    EXHIBIT 32.1

                                  CERTIFICATION


The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 26, 2003                             /s/  Michael J. Pudil
                                                    ---------------------------
                                                    Chief Executive Officer

Date:  November 26, 2003                             /s/  Paul D. Sheely
                                                    ---------------------------
                                                    Chief Financial Officer